Exhibit 10.01

Deed in Lieu of Foreclosure Release

and Settlement Agreement

This Deed in Lieu of Foreclosure Release and Settlement Agreement (herein the “Agreement”) is entered into by and between EXTRACTING Point, LLC, a Nevada limited liability company, (“Borrower”), Generation Alpha, Inc., A Nevada corporation, (“Guarantor”) and Michael Cannon and Jennifer Cannon, Trustees of the Core 4 Trust Dated February 29, 2016 (“Lender”) as of the last date set forth below.

Recitals

Whereas, Lender, Borrower and Guarantor entered into Loan Agreement effective April 1, 2019 (“Loan Agreement”) wherein Lender agreed to lend to Borrower the sum of Three Million Five Hundred Thousand U.S. Dollars ($3,500,000.00) (“Loan Amount”) with payment and performance guaranteed by Guarantor;

Whereas, in connection with the Loan Agreement, the Borrower executed an Installment Note- Interest Included as of April 2, 2019 (“Note”); a Deed of Trust and Assignment of Rents dated April 2, 2019 (“Deed of Trust”) which securing the Note with the real property located at 2602 W. Holly Street, Phoenix, Arizona (“Property”); and Guarantor executed a guaranty dated as of April 2, 2019 (“Guaranty”) for payment and performance of the Note. The Note, Loan Agreement, Deed of Trust, and Guaranty are collectively known as the “Loan Documents;”

Whereas, in connection with the Loan Documents, Lender was issued a Warrant by Guarantor dated April 2, 2019 (“Warrant”). The Loan Documents and Warrant are hereinafter referred to as the “Transaction Documents;”

Whereas, Borrower is in default of the Loan Documents, including the Deed of Trust (“Dispute”), and the Lender is entitled to foreclose on the Deed of Trust and execute on the Guaranty;

Whereas, the parties desire to settle this dispute upon the terms and conditions described in this Agreement.

Now, Therefore, the parties do hereby mutually agree as follows:

1. Consideration. It is agreed by and between the parties that Borrower shall execute and deliver to Lender the Deed in Lieu of Foreclosure (“Deed in Lieu”) in the form attached hereto as Exhibit A, conveying the Property to Lender to be recorded in the Official Records of Maricopa County, Arizona.

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2. Release. In exchange for the consideration described in Section 1, Lender hereby unconditionally releases, acquits, and forever discharges Borrower and Guarantor, and Borrower and Guarantor hereby unconditionally release, acquit, and forever discharge Lender, and each parties managers, members, trustees, beneficiaries, assigns, estates, agents, predecessors in interest, successors in interests, and/or attorneys from all obligations, claims, demands, damages, debts, causes of action, suits, or liability of any kind or nature whatsoever, whether known or unknown, which they have ever had, now have, or claim to have against such released parties upon or by reason of any matter, cause or thing whatsoever occurring or arising out of the facts, circumstances, underlying debt contained in or related to the Transaction Documents; the Property; Lender’s future use of the Property; Borrower or Guarantor’s intended use of the Property; and information provided by Borrower and/or Guarantor to Lender regarding its proposed use of the Property (collectively “Released Claims”). Upon receipt of the consideration, Borrower and Guarantor shall have no further liability on the Loan Documents and the Loan Amount shall be deemed satisfied and the Warrant shall be cancelled/rescinded.

3. Scope of Release. In connection with the release granted herein, the parties acknowledge that there may be claims, demands, damages, causes of action, suits, or liability presently unknown or unsuspected, or facts in addition to or different from those which they now know or believe to be true, with respect to the matters herein released. Nevertheless, the parties intend, through this Agreement, and upon the advice of their own independent and respective counsel, to settle and to release fully, finally and forever release all such matters, and all claims, demands, damages, debts, causes of action, suits, or liability relative thereto, which do now exist, may exist, or previously have existed between them relating to the Released Claims.

4. Recording of Deed in Lieu. This Agreement shall be effective upon the recording of the Deed in Lieu. Each party is to bear its own attorneys’ fees and costs.

5. No Admission of Liability. It is expressly understood and agreed that the execution of the Agreement and payment and receipt of the consideration set forth in Section 1 is in settlement and compromise of a dispute only and shall not be construed in any manner to be an admission of liability by any party hereto.

6. General Provisions.

A. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute but one and the same instrument.

B. Notices. Except as otherwise required by law, all notices, consents, approvals, and other communications required or permitted hereunder must be in writing. They will be deemed to have been duly given (a) on the date of service if served personally on the party to whom notice is to be given, (b) on the date of delivery if sent by commercial overnight courier with written verification of receipt, or (c) on the third day after mailing if mailed to the party to whom notice is to be given by United States first class mail, registered or certified, return receipt requested, postage prepaid, and properly addressed as follows, or by email, provided that the email is acknowledged as received:

LENDER

Core 4 Trust.

c/o Cannon Nevada LLC

2520 Saint Rose Pkwy, Suite 218

Henderson, NV 89074

Email: mcannon@cannonnevada.com

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WITH A COPY TO (WHICH SHALL NOT CONSTITUTE NOTICE):

Walls Law Firm

8861 W. Sahara Ave Ste 220

Las Vegas, NV 89117

Attn: Tina M. Walls, Esq.

E-mail: tinawalls@wallslaw.com

BORROWER:

Extracting Point, LLC

c/o Generation Alpha, Inc.

853 Sandhill Avenue.

Carson, CA 90746

Attn: Tiffany Davis, Manager

E-mail: tiffany@genalphainc.com

GUARANTOR

Generation Alpha, Inc.

853 Sandhill Avenue

Carson, CA 90746

Attn: Alan S. Lien, President

E-mail: alan@genalphainc.com

WITH A COPY TO (WHICH SHALL NOT CONSTITUTE NOTICE):

Sichenzia Ross Ference LLP

1185 Avenue of the Americas, 37th Floor

New York, NY 10036

Attn: Marc J. Ross, Esq.

E-mail: mross@srf.law

C. Entire Agreement. This Agreement and the stipulation and order to be entered in to as a result of this Agreement constitute the entire agreement between the parties pertaining to the subject matter contained in it and supercedes all prior and contemporaneous agreements, representations, and understandings of the parties. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by all the parties. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

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D. Modifications And Amendments. This Agreement may not be modified, changed, or supplemented, nor may any obligations hereunder be waived, except by written instrument signed by the party to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

E. Waiver. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereto or of any other agreement or provision herein contained. No failure or delay of any party in the exercise of any right given to such party hereunder shall constitute a waiver thereof.

F. Titles And Headings. The paragraph headings appearing in this Agreement have been inserted for the purpose of convenience and ready reference. They do not purport to, and shall no be deemed to define, limit, or extend the scope or intent of the paragraphs to which they relate.

G. Independent Advice. Each party acknowledges that in entering into and executing this Agreement the party either had the independent counsel and legal advice of any attorney-at-law of the party’s own choice, or had the opportunity to have independent legal counsel of the party’s own choice but has declined obtain such advice and no party is relying upon any representations of any other party hereto unless expressly set forth herein in writing.

H. Construction. Each party to this Agreement has reviewed this Agreement, and the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party will not be employed in any interpretation of this Agreement.

I. Binding Effect. This Agreement shall be construed and enforced under Nevada law. Each party represents that the undersigned person signing on behalf of a party has the right, power, legal capacity and authority to enter into and perform his/her/its obligations under the Agreement and either no approvals or consents of any other persons or entities, other than the individual signing, is necessary or each party hereto has obtained the requisite approval by its governing authority in connection with the execution of this Agreement, and when so signed, this Agreement shall inure to the benefit of, and be binding upon, the parties, their managers, members, trustees, beneficiaries, heirs, agents, successors, and assigns of the undersigned. This representation is a personal guaranty of the undersigned that the foregoing statement is true.

J. Warranty. It is further understood and agreed that the parties warrant, represent covenant and agree that the parties have not sold, assigned, granted or transferred to any other person, firm, corporation, or entity, any claim, counterclaim, demand, or cause of action occurring, arising or existing prior to the date of this Agreement. The parties further represent that no other persons, firms, corporations, or entities have any right or ownership in or to any claim, counterclaim, demand, or cause of action, occurring, arising or existing prior to the date of this Agreement.

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K. Signing. This Agreement may be signed in counterparts. A facsimile or electronic copy of a party’s signature with the original signature sent by United States mail shall be binding as of the date of the facsimile or electronic copy.

L. Miscellaneous. Whenever used herein, unless the context otherwise requires; the singular shall include the plural and the plural the singular; and words used in any gender, including words of relationship, shall read as including the corresponding words of the opposite or neuter gender.

M. Attorneys’ Fees. If any party to this Agreement shall breach its representations or warranties hereunder (if any) or shall fail to fulfill or perform any of its covenants or obligations required by this Agreement, that party shall pay all costs, including, without limitation, reasonable attorneys’ fees and expert witness fees, that may be incurred to enforce the terms, covenants, conditions and provisions of this Agreement, or that may be incurred as a result of a default under or breach of this Agreement, whether or not legal action is commenced.

BORROWER:

Extracting Point, LLC, a Nevada limited liability company

By: ______________________________	Date: _________________
Tiffany Davis, Manager

GUARANTOR:
Generation Alpha, Inc., a Nevada corporation

By: _______________________________	Date: _________________
Alan S. Lien, President

LENDER:
Core 4 Trust dated February 29, 2016

By: _______________________________	Date: _________________
Michael Cannon, Trustee

By: _______________________________	Date: _________________
Jennifer Cannon, Trustee

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Notary Blocks for Release and Settlement Agreement

STATE OF ___________________	)
) ss:
COUNTY OF _________________	)

On __________________ 2019, personally appeared before me, a Notary Public of the foregoing State, Tiffany Davis who acknowledged that she executed the above instrument in her representative capacity.

_______________________________________

NOTARY PUBLIC

STATE OF ___________________	)
) ss:
COUNTY OF _________________	)

On __________________ 2019, personally appeared before me, a Notary Public of the foregoing State, Alan S. Lien who acknowledged that he executed the above instrument in his representative capacity.

_______________________________________

NOTARY PUBLIC

STATE OF ___________________	)
) ss:
COUNTY OF _________________	)

On __________________ 2019, personally appeared before me, a Notary Public of the foregoing State, Michael Cannon and Jennifer Cannon who acknowledged that they executed the above instrument in their representative capacities.

_______________________________________

NOTARY PUBLIC

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